UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AMERICAN REALTY CAPITAL NEW YORK CITY REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PLEASE VOTE NOW

IMPORTANT REQUEST REGARDING OUR ANNUAL STOCKHOLDER MEETING

American Realty Capital New York City REIT, Inc. (“ARC NYCR”) recently sent you proxy materials regarding the upcoming Annual Meeting of Stockholders that is scheduled for 1:00 pm Eastern on June 27, 2017.

We appreciate your investment.

We have not yet received your vote in connection with this year’s annual meeting and ask that you place your vote today. This proxy includes only two ordinary course matters – (1) the election of four members to the Board of Directors and (2) the ratification and appointment of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2017.. Last year the ARC NYCR board recommended, and we requested, that ARC NYCR stockholders approve substantially the same charter amendments which are proposed in connection with this year’s annual meeting.

Last year between 44% and 45% of ARC NYCR outstanding shares voted for each of the charter amendment proposals. A minimum of 50% of outstanding shares must vote to approve each charter amendment proposal in order for all charter amendment proposals to pass.

The ARC NYCR board continues to believe that the charter amendments are in the best interest of stockholders. Last year’s proxy campaign evidenced strong support for the board recommendation in that over 76% of the shares voted were voted to approve substantially the same charter amendment proposals. This year and last year the board determined that amending and restating our charter to be consistent with the charters of publicly-traded REITs will give us more flexibility in pursuing various ways to provide liquidity to our stockholders and in engaging in other transactions that may be beneficial to us and our stockholders.

Please note that proxy solicitation costs are borne by the company and its stockholders.  These costs can be substantial.  Voting today will help us manage such costs and will avoid the need for our proxy solicitor, Broadridge, to initiate further calls or mailings to you. We urge you to vote as soon as possible in order to allow ARC NYCR to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote matters and is important no matter how many shares you own. Please vote promptly so your vote can be received prior to the June 27, 2017 Annual Meeting of Stockholders.

We have made it very quick and easy for you to vote. Please choose one of the following voting methods to cast your vote today:

•      Speak with a Proxy Voting Specialist Live – Please call Broadridge at 1-855-976-3323 to speak live with a proxy voting specialist who will take your vote over the phone. Proxy specialists are available Monday through Friday between 9:00 am and 10:00 pm Eastern.

OR

•      Use the Automated Line - If you have your control number available for reference and prefer to use an automated system available 24 hours each day, please dial 1-800-690-6903 and have the control number listed on the voting instructions form provided to you available for reference when using this touch-tone system.

Vote Online at www.proxyvote.com/NYCR - Enter the control number on the voting instruction form provided and follow the prompts.
Vote by Mail - Complete, sign and date the enclosed proxy card and return it in the pre-paid envelope provided as soon as possible.

THANK YOU IN ADVANCE FOR YOUR VOTE

PLEASE VOTE NOW

IMPORTANT REQUEST REGARDING OUR ANNUAL STOCKHOLDER MEETING

American Realty Capital New York City REIT, Inc. (“ARC NYCR”) recently sent you proxy materials regarding the upcoming Annual Meeting of Stockholders that is scheduled for 1:00 pm Eastern on June 27, 2017.

We appreciate your investment and want to acknowledge your participation in our previous proxy campaigns.

We have not yet received your vote in connection with this year’s annual meeting and ask that you place your vote today. This proxy includes only two ordinary course matters – (1) the election of four members to the Board of Directors and (2) the ratification and appointment of KPMG LLP as our independent registered public accounting firm for the year ended December 31, 2017. The proxy also includes several proposals which should look familiar to you. Last year the ARC NYCR board recommended, and we requested, that ARC NYCR stockholders approve substantially the same charter amendments which are proposed in connection with this year’s annual meeting.

Your vote last year contributed meaningfully to the between 44% and 45% of ARC NYCR outstanding shares which were voted for each of the charter amendment proposals. A minimum of 50% of outstanding shares must vote to approve each charter amendment proposal in order for all charter amendment proposals to pass. We ask that you take a few minutes to submit your vote to approve these charter changes again this year.

The ARC NYCR board continues to believe that the charter amendments are in the best interest of stockholders. Last year’s proxy campaign evidenced strong support for the board recommendation in that over 76% of the shares voted were voted to approve substantially the same charter amendment proposals. This year and last year the board determined that amending and restating our charter to be consistent with the charters of publicly-traded REITs will give us more flexibility in pursuing various ways to provide liquidity to our stockholders and in engaging in other transactions that may be beneficial to us and our stockholders.

Please note that proxy solicitation costs are borne by the company and its stockholders.  These costs can be substantial. Voting today will help us manage such costs and will avoid the need for our proxy solicitor, Broadridge, to initiate further calls or mailings to you. We urge you to vote as soon as possible in order to allow ARC NYCR to obtain a sufficient number of votes to hold the meeting as scheduled.

Your vote matters and is important no matter how many shares you own. Please vote promptly so your vote can be received prior to the June 27, 2017 Annual Meeting of Stockholders.

We have made it very quick and easy for you to vote. Please choose one of the following voting methods to cast your vote today:

•      Speak with a Proxy Voting Specialist Live – Please call Broadridge at 1-855-976-3323 to speak live with a proxy voting specialist who will take your vote over the phone. Proxy specialists are available Monday through Friday between 9:00 am and 10:00 pm Eastern.

OR

•      Use the Automated Line - If you have your control number available for reference and prefer to use an automated system available 24 hours each day, please dial 1-800-690-6903 and have the control number listed on the voting instructions form provided to you available for reference when using this touch-tone system.

Vote Online at www.proxyvote.com/NYCR - Enter the control number on the voting instruction form provided and follow the prompts.
Vote by Mail - Complete, sign and date the enclosed proxy card and return it in the pre-paid envelope provided as soon as possible.

THANK YOU IN ADVANCE FOR YOUR VOTE